                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the quarterly  report on Form 10-QSB of NEDAK  Ethanol,
LLC (the  "Company")  for the  period  ended  June 30,  2007,  as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Jerome
Fagerland,  President of the  Company,  certify,  pursuant to 18 U.S.C.  Section
1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,
that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                       /s/ Jerome Fagerland
                                       ---------------------------------
                                       President and Chief Executive
                                       Officer
                                       Dated:  August 14, 2007